Exhibit 10.1


406 Owls Nest Road
Wilmington, Delaware 19807
November 1, 1994


Ronald P. Crouch, President
Ninth Ward Savings Bank, FSB
400 Delaware Avenue
Wilmington, DE 19801


                   RE: Deferred Compensation Agreement
                       Deferral Election
Dear Ron,

Please be advised that I wish to defer receipt of 100% of all Directors Fees earned by me on or after November 1, 1994. I understand that my right to payment of fees deferred pursuant to this election shall be determined under the terms of the Agreement between Ninth Ward Savings Bank, FSB and me dated November 1, 1994.

I also wish to advise that my designated beneficiary is Joan C. Gehrke.

This election will remain in effect from year to year unless altered or terminated by my written request.



Yours truly,




/s/ Lary D. Gehrke
------------------------
    Larry D. Gehrek



Witness  Victoria Shawley
         ----------------

Date     November 22, 1994
         -----------------

                                    AGREEMENT

     THIS AGREEMENT, made the 1st of November , 1994 by and between NINTH WARD SAVINGS BANK, FSB, a corporation chartered under the laws of the United States of America (the "Bank") and Larry D. Gehrke, a Director of the Bank ("Director").


                                WITNESSETH THAT:

     WHEREAS, the Bank desires to provide an unfunded deferred compensation plan for the benefit of the Director pursuant to which payment of all or part of the Director's fees earned by the Director on or after the date of this agreement may be deferred;

     NOW THEREFORE, in consideration of the agreements hereinafter contained, the parties hereto agree as follows:

     1. Director will continue to serve on the Board of Directors of the Bank until such relationship is terminated by either party in accordance with the By-laws of the Bank.

     2. As an inducement to Director to remain in his capacity as a Director of the Bank, the Bank agrees to permit Director to elect in writing to defer receipt of all or a specified part of the fees to which he may thereafter become entitled in his capacity as a Director. An election will remain in effect from year to year unless Director alters or terminates it by written request. Alteration or termination of the election shall be effective only with respect to fees which have not yet been earned.

     Fees which are deferred pursuant to an election under this paragraph will hereinafter be referred to as "deferred compensation: and shall be paid to Director or his beneficiary as provided in paragraph 5.

     3.  The  Bank  shall  keep  accurate   accounting  records  in  a  deferred
compensation account of the amount of deferred compensation accrued in accordance with paragraph 2 and shall, on not less than an annual basis, credit the amount in the deferred compensation account with interest at an annual rate equal to the average of the Bank's weighted average cost of funds on the last day of October, November and December for the year preceding the year with respect to which the interest is credited.

     4. Title to and beneficial ownership of any assets, whether cash or investments which the Bank may earmark to pay the deferred compensation hereunder, shall at all times remain in the Bank and Director and his designated beneficiary shall not have any property interest whatsoever in any specific assets of the Bank.


     5. Amounts credited to the deferred compensation account shall be paid as follows:

          (a) Commencing on the first day of the month following the earlier of:
     (1) the Director's attainment of age 70; or, (2) the Director's resignation or removal from the Board for any reason other than death, the Bank shall pay to Director in five (5) annual installments an amount equal to the total accrued deferred compensation including any increases credited to the deferred compensation account pursuant to Paragraph (3). If Director should die prior to payment of all of the annual installments, the unpaid installments will continue to be paid to his designated beneficiary in the manner set forth above.

          (b) Commencing on the first day of the month following the Director's death, the Bank shall make annual installments, in the manner stated in paragraph 5(a), to his designated beneficiary.

          (c) If both Director and his designated beneficiary should die prior to all of the annual installments being paid, then the amount of the unpaid installments will be paid as promptly as possible in one lump sum to the estate of such designated beneficiary.

     6. Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and Director, his designated beneficiary or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Bank and no person other than the Bank shall, by virtue of the provisions of this Agreement, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Bank under this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Bank.


     7. The Bank agrees that it will not voluntarily merge or consolidate with any other corporation or organization, or when in its power, permit its activities to be taken over by any other organization, unless and until the succeeding or continuing corporation or organization shall expressly assume the rights and obligations of the Bank set forth herein. The Bank further agrees that it will not cease its activities or terminate its existence without having first made adequate provision for the fulfillment of its obligations hereunder. In the event of any default with respect to the provisions of this paragraph, the Director (or his designated beneficiary) shall have a continuing lien on the corporate assets of the Bank until such default is satisfied; provided, however, that such lien shall create no preference greater than that enjoyed by any other general creditor of the Bank.


     8. Nothing contained herein shall be construed as conferring upon the Director the right to continue as a Director of the Bank.

     9. The right of Director or any other person to the payment of deferred compensation or other benefits under this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.

     10. The Board shall have full power and authority to interpret, construe and administer this Agreement and the Board's interpretations and construction thereof, and actions thereunder, including any valuation of the deferred compensation account, or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. No member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretations and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.

     11. In the event the Internal Revenue Service (the "Service") shall at any time interpret this Agreement to be ineffective with respect to deferral of Director's fees, and that interpretation becomes final and unappealable, then those amounts in the deferred compensation account that would be treated as taxable income by the Service at the time of such final interpretation, and only such amount, shall be paid over to Director. All other amounts credited to the deferred compensation account shall be paid at such time as originally provided under this Agreement.

     In the event any other provision of this Agreement should be held or become invalid, then all remaining provisions shall continue to be fully effective.

     12. This agreement shall be construed in accordance with governed by the laws of the State of Delaware.


     IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its duly authorized officers and Director has hereunto set his hand and seal as of the date first above written.

                                                   Ninth Ward Savings Bank, FSB

                                                   By /s/ Ronald Crouch
                                                     ---------------------------
                                                          Ronald Crouch


------------------------
       Secretary

    (CORPORATE SEAL)
                                                     /s/  Larry D. Gehrke (SEAL)
                                                     ---------------------
                                                          Larry D. Gehrke

                                    AGREEMENT


     THIS AGREEMENT, made this 8th day of November, 1988 by and between NINTH WARD SAVINGS & LOAN ASSOCIATION, a Delaware corporation (the "Company") and William R. Baldt, Director of the Company ("Director").


                        W I T N E S S E T H   T H A T:

     WHEREAS, the Company desires to provide an unfunded deferred compensation plan for the benefit of the Director pursuant to which payment of all or part of the Director's fees earned by the Director on or after the date of this Agreement may be deferred;

     NOW THEREFORE, in consideration of the agreements hereinafter contained, the parties hereto agree as follows:

     1. Director will continue to serve on the Board of Directors of the Company until such relationship is terminated by either party in accordance with the By-laws of the Company.

     2. As an inducement to Director to remain in his capacity as a Director of the Company, the Company agrees to permit Director to elect in writing to defer receipt of all or a specified part of the fees to which he may thereafter become entitled in his capacity as a director. An election will remain in effect from year to year unless Director alters or terminates it by written request. Alteration or termination of the election shall be effective only with respect to fees which have not yet been earned.

     Fees which are deferred pursuant to an election under this paragraph will hereinafter be referred to as "deferred compensation" and shall be paid to Director or his beneficiary as provided in paragraph 5.

     3. The Company shall keep accurate accounting records in a deferred compensation account of the amount of deferred compensation accrued in accordance with paragraph 2 and shall, on not less than an annual basis, credit the amount in the deferred compensation account with interest at an annual rate equal to the Company's average cost of funds on the last days of October, November and December for the year preceding the year with respect to which the interest is credited.

     4. Title to and beneficial ownership of any assets, whether cash or investments which the Company may earmark to pay the deferred compensation hereunder, shall at all times remain in the Company and Director and his designated beneficiary shall not have any property interest whatsoever in any specific assets of the Company.

     5. Amounts credited to the deferred compensation account shall be paid as follows: [Choose option desired]

          [(a) Commencing on the first day of the month following the earlier of: (1) the Director's attainment of age 70; or, (2) the Director's resignation or removal from the Board for any reason other than death, the Company shall pay to Director in 1 annual installments an amount equal to the total accrued deferred compensation including any increases credited to the deferred compensation account pursuant to Paragraph (3). If

     Director should die prior to payment of all of the annual installments, the unpaid installments will continue to be paid to his designated beneficiary in the manner set forth above.

          (b) Commencing on the first day of the month following the Director's death, the Company shall make annual installments, in the manner stated in paragraph 5(a), to his designated beneficiary.

          (c) If both Director and his designated beneficiary should die prior to all of the annual installments being paid, then the amount of the unpaid installments will be paid as promptly as possible in one lump sum to the estate of such designated beneficiary.]

          [(a) Upon the first day of the month following the earlier of (1) the Director's attainment of age 70; or (2) the Director's resignation or removal from the Board for any reason, the Company shall pay to Director (or his designated beneficiary in the event of his death), in a lump sum, an amount equal to the total deferred compensation including any increases credited to the deferred compensation account pursuant to Paragraph (3).

          (b) If the designated beneficiary should die prior to Director, payment of the deferred compensation and any earnings credited under Paragraph (3), shall be made in a lump sum to the Director's estate.]

     6. Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Director, his designated beneficiary or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Company and no person other than the Company shall, by virtue of the provisions of this Agreement, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

     7. The Company agrees that it will not voluntarily merge or consolidate with any other corporation or organization, or when in its power, permit its activities to be taken over by any other organization, unless and until the succeeding or continuing corporation or organization shall expressly assume the rights and obligations of the Company set forth herein. The Company further agrees that it will not cease its activities or terminate its existence without having first made adequate provision for the fulfillment of its obligations hereunder. In the event of any default with respect to the provisions of this paragraph, the Director (or his designated beneficiary) shall have a continuing lien on the corporate assets of the Company until such default is satisfied; provided, however, that such lien shall create no preference greater than that enjoyed by any other general creditor of the Company.

     8. Nothing contained herein shall be construed as conferring upon the Director the right to continue as a Director of the Company.

     9. The right of Director or any other person to the payment of deferred compensation or other benefits under this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.

     10. The Board shall have full power and authority to interpret, construe and administer this Agreement and the Board's interpretations and construction thereof, and actions thereunder, including any valuation of the deferred compensation account, or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive on all persons for all purposes. No member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.

     11. In the event the Internal Revenue Service (the "Service") shall at any time interpret this Agreement to be ineffective with respect to deferral of Director's fees, and that interpretation becomes final and unappealable, then those amounts in the deferred compensation account that would be treated as taxable income by the Service at the time of such final interpretation, and only such amounts, shall be paid over to Director. All other amounts credited to the deferred compensation account shall be paid at such time as originally provided under this Agreement.

     In the event any other provision of this Agreement should be held or become invalid, then all remaining provisions shall continue to be fully effective.

     12. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers and Director has hereunto set his hand and seal as of the date first above written.




                                                       NINTH WARD SAVINGS & LOAN
                                                       ASSOCIATION




                                                       By
                                                          ---------------------



--------------------------
        Secretary

(CORPORATE SEAL)





                                                         -----------------(SEAL)